SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

AMMENDED
FORM 8-K NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

JUNE 18, 2002

Date of Report

MAY 29, 2002

(Date of Earliest Event Reported)

DURO ENZYME PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)


Nevada                       0-30096                      77-0454933
--------------------         ---------------------        ------------------
(State or other              (Commission File No.)        (IRS Employer I.D.
Jurisdiction)                                             No.)
--------------------         ---------------------        ------------------

20436  FRASER  HIGHWAY
LANGLEY,  BC  V3A  4G2
CANADA

(Address  of  Principal  Executive  Offices)

604-514-3044

Registrant's  Telephone  Number

ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Pursuant to an Agreement dated May 29, 2002 between the Company and Bruden Steaming and Vac Truck Service, LTD and non-public company, 3,000,000 (pre 20 to 1 forward split) shares of the Company were exchanged for all of the issued and outstanding shares of Bruden Steaming and Vac Truck Service making Bruden Steaming and Vac Truck Service, LTD a wholly owned subsidiary of the Company. The shares were issued to the sole original shareholder of Bruden Steaming Vac and Truck Service, LTD.

Duro Enzyme Products, Inc will pursue its business of gasification and enzyme technologies. Bruden provides the oil and gas industry it's business, as it provides collection services for the waste material. This will provide a continuous stream of material for the Company. The Company will apply its proprietary gasification and enzyme technologies to the sludge to generate energy for it's own use and for sale.

DESCRIPTION  OF  THE  BUSINESS

Bruden Steaming and Vac Truck Service, LTD serves multiple markets including oil and gas, agriculture, transportation, manufacturing, food services, and commercial businesses. It provides services to these businesses to include liquid hauling and removal of oil sludge and waste material, land spreading, flushing/de-scaling, high pressure water jetting, steam and foam cleaning, and excavating hydro-vac.

Bruden's assets are used on site often to support operations of its customers on a continuous 24-hours a day, 7 days a week, 365- days a year basis. This is particularly the instance during the winter months when the oil companies are in need of the special units that Bruden has in its assets of vehicles to unfreeze the oil drilling rigs.

Bruden Steaming and Vac Truck Service, LTD is located in Rocky Mountain House, Alberta Canada. Management of Bruden has concentrated its marketing strategy into three areas where it has the greatest amount of personal contact, the Alberta government, Alberta agriculture, and the Alberta Oil Sands.

MANAGEMENT

DENNIS BRANCONNIER, PRESIDENT, CEO AND DIRECTOR. BRUDEN STEAMING VAC AND TRUCK SERVICE, LTD. Mr. Branconnier has extensive experience in the oil and gas industry specialist field. Prior to the incorporation of Bruden, he was in management of numerous companies that were involved in the same kind of business that Bruden is engaged in.

Mr. Branconnier does not hold any positions in Duro Enzyme Solutions, Inc of Canada or the Company, nor does he sit on the board of directors of either.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  Statements  of  Business  Acquired.

Exhibits

(b)  Pro  Forma  Financial  Information

(c)  Exhibits

To the Board of Directors and Shareholders
Bruden Steaming Vac and Truck Service, LTD
Rocky Mountain House, Alberta Canada


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

I have audited the balance sheet of Bruden Steaming Vac and Truck Service, LTD as of September 30, 2001 and the related statements of operations, stockholders' equity and cash flows from November 29, 2000, date of inception, to year end September 30, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides reasonable basis for my opinion.

In my opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Bruden Steaming Vac and Truck Service, LTD as of September 30, 2001 , the results of operations the cash flows and the cumulative results of operations and cumulative cash flows from November 29, 2000, date of inception, to the year then ended September 30, 2001, in conformity with generally accepted accounting principles.



/S/  Hawkins  Accounting


May 16, 2002

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

Current Assets
  Cash                                                 $ 59,121
  Accounts receivable, net                              148,111
  Deferred tax benefit                                    9,682
                                                       ---------
      Total current assets                              216,914

Fixed assets
  Vehicles                                              492,635
  Equipment                                               3,696
                                                       ---------
                                                        496,331
  Accumulated depreciation                              (36,279)
                                                       ---------
      Total fixed assets                                460,052

Other assets
  Investment in affiliate                                66,603
      Total assets                                     $743,569
                                                       =========


LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
  Accounts payable                                     $146,834
  Accrued interest                                       44,269
  Accrued payroll taxes payable                           7,232
  GST payable                                            15,332
                                                       ---------
      Total current liabilities                         213,667

Long term note payable                                  568,626
                                                       ---------

        Total liabilities                               782,293

Stockholder's equity
  Common stock, unlimited number of shares authorized
    100 Class A shares issued                                 6
  Retained earnings                                     (38,730)
                                                       ---------
        Total shareholder's equity                      (38,724)
                                                       ---------

        Total liabilities and shareholder's equity     $743,569
                                                       =========


   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                            STATEMENT OF OPERATIONS
                               SEPTEMBER 30, 2001

Revenue                                               $747,697

Cost of Revenue                                        609,537
                                                      ---------

Gross profit                                           138,160

Other Expenses
  Advertising and promotion                              8,424
  Bad debts                                              2,529
  Insurance, licenses and registrations                 12,331
  Bank charges                                             341
  Office expense                                         3,768
  Professional fees                                        936
  Rent                                                  10,159
  Safety and training                                      895
  Supplies                                               8,758
  Telephone                                             15,914
  Management fees                                       33,757
  Tools and hardware                                     1,620
  Travel                                                 2,174
  Utilities                                              1,196
  Uniforms                                               3,277
  Depreciation expense                                  36,279
                                                      ---------
    Total expense                                      142,358
Income (Loss) from operations                           (4,198)
Other income and (expense)
  Interest income                                           55
  Interest expense                                     (44,269)
                                                      ---------
    Total other income (expense)                       (44,214)
                                                      ---------
Income (Loss) prior to income taxes                    (48,412)
Income taxes
  Income tax benefit                                     9,682
                                                      ---------
      Net (Loss)                                      $(38,730)
                                                      =========

(Loss) per common share                               $   (387)

Weighted average of shares outstanding                     100
                                                      =========


   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        STATEMENT OF SHAREHOLDER'S EQUITY
        FROM NOVEMBER 28,2000 (Date of Inception) to SEPTEMBER 30, 2001


    Date issued      Shares  Amount    (Loss)      Total
-------------------  ------  -------  ---------  ----------
November, 2000          100  $     6              $      6
Loss for the period                   $(38,730)   $(38,730)
                     ------  -------  ---------  ----------
                        100  $     6  $(38,730)   $(38,724)
                     ======  =======  =========  ==========


   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                    STATEMENT OF CASH FLOWS-INDIRECT METHOD
                    FROM NOVEMBER 28,2000 (Date of Inception)
                              to SEPTEMBER 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                             $(38,730)
Adjustments to reconcile net income
  to operating activities:
  Depreciation                                           36,279
  Accounts receivable                                  (148,111)
  Deferred tax benefit                                   (9,682)
  Accounts payable                                      146,834
  Accrued interest                                       44,269
  Accrued payroll taxes payable                           7,232
  GST tax payable                                        15,332
                                                      ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                53,423

INVESTING ACTIVITIES
  Purchase of assets                                    496,331
  Investment in affiliate                                66,603
                                                      ----------
NET CASH USED IN INVESTING ACTIVITIES                   562,934

FINANCING ACTIVITIES
  Sale of stock                                               6
  Long term debt                                        568,626
                                                      ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES               568,632
                                                      ----------
Increase (Decrease) in cash and cash equivalents         59,121
Beginning cash and cash equivalents                           0
                                                      ----------
Ending cash and cash equivalents                      $  59,121
                                                      ==========


   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 1:   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
          ----------------------------------------------

          Nature  of  the  business  -Bruden Steaming and Vac Truck Service, LTD
          -------------------------
          (the Company) services other businesses in liquid hauling and removal, material clean up, heating/thawing, heavy equipment moving, land spreading, flushing/de-scaling, high pressure water jetting, steam and foam cleaning, and excavating hydro-vac.

          Pervasiveness  of  estimates - The preparation of financial statements
          ----------------------------
          in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

          Cash  and  cash  equivalents  -  For  financial statement presentation
          ----------------------------
          purposes, the Company considers all short-term investments with a maturity date of three months or less to be cash equivalents.

          Allowance  for  Doubtful Accounts - The Company has not had sufficient
          ---------------------------------
          experience to establish a policy. But during the initial period of operations, it wrote off $2,529 in bad debts that it deemed to be uncollectible.

          Property  and  equipment  - Property and equipment will be recorded at
          ------------------------
          cost. Maintenance and repairs are expensed as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

          Depreciation will be provided using the straight-line method, over the useful lives of the assets.

          Income  taxes  -  Income  taxes  are  provided  for the tax effects of
          -------------
          transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for Financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

          Earnings  per share - Basic earnings per share amounts are computed by
          -------------------
          dividing the net income by the weighted average number of common shares outstanding.

          Functional  Currency  -  The  functional  currency  of  the Company is
          --------------------
          Canadian dollars. All transactions and business of the Company is conducted in Canada. The financial statements have been converted into US dollars.


NOTE  2:  BACKGROUND

          The Company was incorporated on November 29, 2000 in Alberta, Canada. It was originally a sole proprietorship that was incorporated with one shareholder.

NOTE  3:  CAPITAL  STOCK

          The capital structure of the Company is compromised of the following classes of stock:

               Class A Common Shares         Voting Unlimited Authorized
               Class B Common Shares         Voting Unlimited Authorized
               Class C Common Shares         Voting Unlimited Authorized
               Class D Common Shares Non - Voting Unlimited Authorized Class E Preferred Shares Voting Unlimited Authorized Class F Preferred Shares Non- Voting Unlimited Authorized

          The sole shareholder of the Company paid for and was issued class A common stock of the Company upon incorporation.

          Dividends  on  the  preferred  stock  are  non-cumulative.

NOTE  4:  RELATED  PARTY  TRANSACTIONS

          The Company paid it's shareholder $33,757 in management fees during the time from inception to the end of the fiscal year. As of September 30, 2001 the Company owed the shareholder $13,766 in expenses he incurred on behalf of the corporation.

          The Company borrowed $568,626 from an affiliated company to purchase assets and for working capital purposes. This company is controlled by a consultant that has material impact on the decisions made by management of the Company.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE  5:  INCOME  TAXES

          The benefit for income taxes from operations consisted of the following components: current tax benefit of $9,682 resulting from a net loss before income taxes. The Company has a net operating loss that can be used to carryover against future income of $48,412 before taxes. The Canadian corporate tax rate is 20% and was used to calculate the current tax benefit amount. The current tax benefit is expected to be used in the next fiscal year.

NOTE  6:  NOTE  PAYABLE

          The long-term note payable is from an affiliated company that carries an interest rate of 10% and payment terms of twelve months. It was determined by management that the Company would be unable to retire the amount in twelve months so it reclassified the amount as long-term debt. Payment terms will be renegotiated at the end of the next fiscal year end.

NOTE  7:  INVESTMENT  IN  AFFILIATE

          During the year management decided to invest in a company that sold parts and materials to other trucking companies. Management believed that it needed to reduce the amount incurred in the outlay of expense it was paying on the retail of it's parts. So it purchased 19.9% of the company. The investment is being carried at cost. The affiliate sells to the Company the parts the Company needs at wholesale.

NOTE  8:  LEASES

          The Company leases its office space and storage space for its vehicles under an operating lease. Subsequent to year end the Company signed a 5 year lease for its facilities for office and vehicles. Rent expense for the period from date of inception to September 30, 2001 was $10,159. Minimum lease payments for the five year period are as follows:

                    2002      60,000
                    2003      60,000
                    2004      60,000
                    2005      60,000
                    2006      60,000
                             -------
                    Total   $300,000
                            ========

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE  9:  SUBSEQUENT  EVENT

          Subsequent to the balance sheet date the Company was purchased through a stock swap with the sole shareholder by a publicly traded company. The purchase was finalized on May 29, 2002.

To the Board of Directors and Shareholders
Bruden Steaming Vac and Truck Service, LTD
Rocky Mountain House, Alberta Canada


                        Independent Accountant's Report
                        -------------------------------


I have reviewed the accompanying balance sheets of Bruden Steaming Vac and Truck Service, LTD as of March 31, 2002 and 2001 and the related statement of operations stockholders' equity and the statement of cash flows for the six months then ended. All information included in these financial statements is the representation of the management of Bruden Steaming Vac and Truck Service, LTD.

I conducted my review in accordance with standards established by the American Institute of Public Accountants. A review of interim financial information consists principally of applying analytical procedures applied to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such as opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements and the cumulative results of operations and cash flows in order for them to be in conformity with generally accepted accounting principles of the Unites States of America.



/S/  Hawkins  Accounting



June 13, 2002

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                                  BALANCE SHEET
                             MARCH 31,2002 AND 2001

Current Assets
  Cash                                                  $  9,115   $ 85,995
  Accounts receivable, net                               129,949    261,720
  Deferred tax benefit                                    19,120          0
                                                        ---------  ---------
    Total current assets                                 158,184    347,715

Fixed assets
  Vehicles                                               500,539    473,686
  Equipment                                                9,438        359
                                                        ---------  ---------
                                                         509,977    474,045
  Accumulated depreciation                               (61,963)   (11,839)
                                                        ---------  ---------
    Total fixed assets                                   448,014    462,206

Other assets
  Investment in affiliate                                 66,603          0
                                                        ---------  ---------
      Total assets                                      $672,801   $809,921
                                                        =========  =========


LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
  Accounts payable                                      $ 89,441   $147,612
  Accrued interest                                        62,612     17,456
  Accrued payroll taxes payable                            6,716     10,274
  Income tax payable                                           0     16,665
  GST payable                                             25,444      5,622
                                                        ---------  ---------
    Total current liabilities                            184,213    197,629

Long term note payable                                   568,626    541,146
                                                        ---------  ---------

      Total liabilities                                  752,839    738,775

Stockholder's equity
  Common stock, unlimited number of shares authorized
    100 Class A shares issued                                  6          6
  Retained earnings (Deficit)                            (80,044)    71,140
                                                        ---------  ---------
      Total shareholder's equity                         (80,038)    71,146
                                                        ---------  ---------

      Total liabilities and shareholder's equity        $672,801   $809,921
                                                        =========  =========

   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                            STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDING MARCH 31, 2002 AND NOVEMBER 28,2000 (Date of
                      Inception) to MARCH 31,2002 AND 2001

Revenue                                   $    289,084   $  375,583

Cost of Revenue                                193,530      217,801
                                          -------------  -----------

Gross profit                                    95,554      157,782

Other Expenses
  Advertising and promotion                      1,452        1,593
  Insurance, licenses and registrations          5,837        4,444
  Bank charges                                     143          148
  Office expense                                18,174        9,176
  Professional fees                                             394
  Rent                                          23,226        4,482
  Telephone                                      9,062       10,099
  Management fees                               28,528        7,862
  General shop overhead                         15,716        1,090
  Travel                                           141        1,394
  Depreciation expense                          25,684       11,839
                                          -------------  -----------
    Total expense                              127,963       52,521
Income (Loss) from operations                  (32,409)     105,261
Other income and (expense)
  Interest income
  Interest expense                             (18,343)     (17,456)
                                          -------------  -----------
    Total other income (expense)               (18,343)     (17,456)
Income (Loss) prior to income taxes            (50,752)      87,805
Income taxes
  Income tax (expense) benefit                   9,438      (16,665)
                                          -------------  -----------
      Net (Loss)                          $    (41,314)  $   71,140
                                          =============  ===========

(Loss) per common share                   $       (413)  $      711
                                          =============  ===========

Weighted average of shares outstanding             100          100
                                          =============  ===========



   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        STATEMENT OF SHAREHOLDER'S EQUITY
      FOR THE SIX MONTHS ENDING MARCH 31, 2002 and FROM NOVEMBER 28, 2000
                      (Date of inception) to MARCH 31, 2001


   Date issued          Shares    Amount     (Loss)      Total
   -----------         --------  ---------  ---------  ---------
November, 2000             100   $      6   $          $      6
Income for the period                         71,140     71,140
                       --------  ---------  ---------  ---------
March 31, 2001             100   $      6   $ 71,140   $ 71,146
                       ========  =========  =========  =========


September 30, 2001         100   $      6   $(38,730)  $(38,724)
(Loss) for period                            (41,314)   (41,314)
                       --------  ---------  ---------  ---------
March 31, 2002             100   $      6   $(80,044)  $(80,038)
                       ========  =========  =========  =========

The accompanying notes are an integral part of these financial statements

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                    STATEMENT OF CASH FLOWS-INDIRECT METHOD
     FOR THE SIX MONTHS ENDING MARCH 31, 2002 AND NOVEMBER 28,2000 (Date of
                      Inception) to MARCH 31,2002 AND 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        ($41,314)  $  71,140
Adjustments to reconcile net income
  to operating activities:
  Depreciation                                      25,684      11,839
  Accounts receivable                               18,162    (261,720)
  Deferred tax benefit                              (9,438)          0
  Accounts payable                                 (57,393)    147,612
  Accrued interest                                  18,343      17,456
  Accrued payroll taxes payable                       (516)     10,274
  Income taxes due                                              16,665
  GST tax payable                                   10,112       5,622
                                                  ---------  ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          (36,360)     18,888

INVESTING ACTIVITIES
  Purchase of assets                                13,646     474,045
  Investment in affiliate                                            0
                                                  ---------  ----------
NET CASH USED IN INVESTING ACTIVITIES               13,646     474,045

FINANCING ACTIVITIES
  Sale of stock                                          0           6
  Long term debt                                         0     541,146
                                                  ---------  ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                0     541,152
                                                  ---------  ----------
Increase (Decrease) in cash and cash equivalents   (50,006)     85,995
Beginning cash and cash equivalents                 59,121           0
                                                             ----------
Ending cash and cash equivalents                     9,115   $  85,995
                                                  =========  ==========



   The accompanying notes are an integral part of these financial statements.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             March 31, 2002 and 2001

NOTE  1:  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
          ----------------------------------------------

          Nature  of  the  business  -Bruden Steaming and Vac Truck Service, LTD
          -------------------------
          (the Company) services other businesses in liquid hauling and removal, material clean up, heating/thawing, heavy equipment moving, land spreading, flushing/de-scaling, high pressure water jetting, steam and foam cleaning, and excavating hydro-vac.

          Pervasiveness  of  estimates - The preparation of financial statements
          ----------------------------
          in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

          Cash  and  cash  equivalents  -  For  financial statement presentation
          ----------------------------
          purposes, the Company considers all short-term investments with a maturity date of three months or less to be cash equivalents.

          Allowance  for  Doubtful Accounts - The Company has not had sufficient
          ---------------------------------
          experience to establish a policy. The Company makes it's determination of which accounts are bad debts at the end of the year when more history is available.

          Property  and  equipment  - Property and equipment will be recorded at
          ------------------------
          cost. Maintenance and repairs are expensed as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

          Depreciation will be provided using the straight-line method, over the useful lives of the assets.

          Income  taxes  -  Income  taxes  are  provided  for the tax effects of
          -------------
          transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for Financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             March 31, 2002 and 2001

          Earnings  per share - Basic earnings per share amounts are computed by
          -------------------
          dividing the net income by the weighted average number of common shares outstanding.

          Functional  Currency  -  The  functional  currency  of  the Company is
          --------------------
          Canadian dollars. All transactions and business of the Company is conducted in Canada. The financial statements have been converted into US dollars.

          Material  Adjustments  -Management  represents  that  all  material
          ------------------------
          adjustments  to  the  financial  statements  have  been  made.

NOTE  2:  BACKGROUND

          The Company was incorporated on November 29, 2000 in Alberta, Canada. It was originally a sole proprietorship that was incorporated with one shareholder.

NOTE  3:  CAPITAL  STOCK

          The capital structure of the Company is compromised of the following classes of stock:


                Class A Common Shares     Voting Unlimited Authorized
                Class B Common Shares     Voting Unlimited Authorized
                Class C Common Shares     Voting Unlimited Authorized
                Class D Common Shares Non-Voting Unlimited Authorized Class E Preferred Shares Voting Unlimited Authorized Class F Preferred Shares Non-Voting Unlimited Authorized

          The sole shareholder of the Company paid for and was issued class A common stock of the Company upon incorporation.

          Dividends  on  the  preferred  stock  are  non-cumulative.

NOTE  4:  RELATED  PARTY  TRANSACTIONS

          The Company paid its shareholder $28,528 and $7,862 for the periods ending March 31, 2002 and 2001 respectively in management fees. No monies were owed to the shareholder at the end of these periods for expenses incurred.

          The Company borrowed $568,626 from an affiliated company to purchase assets and for working capital purposes. This company is controlled by a consultant that has material impact on the decisions made by management of the Company.

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             March 31, 2002 and 2001

NOTE  5:  INCOME  TAXES

          The benefit for income taxes from operations consisted of the following components: current tax benefit of $19,120 resulting from a net loss before income taxes. The Company has a net operating loss that can be used to carryover against future income of $48,412 before taxes. The Canadian corporate tax rate is 20% and was used to calculate the current tax benefit amount. The current tax benefit is expected to be used in the next fiscal year. The interim taxes are computed and booked as they are accrued and incurred. If there is a liability at interim it is booked. At

NOTE  6:  NOTE  PAYABLE

          The long-term note payable is from an affiliated company that carries an interest rate of 10% and payment terms of twelve months. It was determined by management that the Company would be unable to retire the amount in twelve months so it reclassified the amount as long-term debt. Payment terms will be renegotiated at the end of the next fiscal year end.

NOTE  7:  INVESTMENT  IN  AFFILIATE

          During the year management decided to invest in a company that sold parts and materials to other trucking companies. Management believed that it needed to reduce the amount incurred in the outlay of expense it was paying on the retail of it's parts. So it purchased 19.9% of the company. The investment is being carried at cost. The affiliate sells to the Company the parts the Company needs at wholesale.

NOTE  8:  LEASES

          The Company leases its office space and storage space for its vehicles under an operating lease. Subsequent to year end the Company signed a 5 year lease for its facilities for office and vehicles. Rent expense for the period from date of inception to September 30, 2001 was $10,159. Minimum lease payments for the five year period are as follows:

                    2002      60,000
                    2003      60,000
                    2004      60,000
                    2005      60,000
                    2006      60,000
                            --------
                    Total   $300,000
                            ========

                   BRUDEN STEAMING AND VAC TRUCK SERVICE, LTD
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             March 31, 2002 and 2001

NOTE  9:     SUBSEQUENT  EVENT

Subsequent to the balance sheet date the Company was purchased through a stock swap with the sole shareholder by a publicly traded company. The purchase was finalized on May 29, 2002.

                   DURO ENZYME PRODUCTS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On May 29, 2002, the Company acquired all of the issued and outstanding shares of the common stock of Bruden Steaming Vac and Truck Service, LTD for 3,000,000 (pre 20 to 1 forward split) shares of common stock in the Company. The acquisition will be accounted for as a pooling of interest in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed balance sheet as of March 31, 2002 is based on historical balance sheets of the Company and Bruden as of that date and assumes the acquisition took place on that date. The condensed balance sheet consolidated statements of operations for the year ended September 30, 2001 and the six-month statement of operations ended March 31, 2002 are based on historical statements of income of the Company and Bruden for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on November 29, 2000 (date of inception of Bruden).

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Bruden.

                   DURO ENZYME PRODUCTS, INC AND SUBSIDIARIES
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  MARCH 31,2002
                                  (Unaudited)

                                           Duro          Bruden         Total
ASSETS
------
Cash                                  $       3,877   $     9,115   $      12,992
Accounts receivable                                       129,949         129,949
Other current assets                         36,065        19,120          55,185
                                      --------------  ------------
Total current assets                         39,942       158,184         198,126
Property and equipment, net                       0       448,014         448,014
Cost in excess of net assets                                                    0
Other assets                              2,125,000        66,603       2,191,603
                                      --------------  ------------  --------------
                                      $   2,164,942   $   672,801   $   2,837,743
                                      ==============  ============  ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Accounts payable                      $     720,194   $    89,441   $     809,635
Other accrued expenses                                     32,160          32,160
Accrued interest                                           62,612          62,612
Short term debt                             232,604             0         232,604
                                      --------------  ------------  --------------
Total current liabilities                   952,798       184,213       1,137,011
Long term debt                            2,690,068       568,626       3,258,694
                                      --------------  ------------  --------------
Total liabilities                         3,642,866       752,839       4,395,705
Shareholders' equity                     (1,477,924)      (80,038)     (1,557,962)
                                      --------------  ------------  --------------
                                      $2,164,942.00   $672,801.00   $2,837,743.00
                                      ==============  ============  ==============


      See notes to Pro Forma Consolidated Financial Statements (Unaudited)

                   DURO ENZYME PRODUCTS, INC AND SUBSIDIARIES
            PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDING SEPTEMBER 30,2001

                                 DURO          BRUDEN         TOTAL
                             -------------  ------------  -------------
Sales                        $          0   $   747,697   $    747,697

Cost of Sales                           0       609,537        609,537
                             -------------  ------------  -------------

Gross Profit                            0       138,160        138,160

General Expenses                  497,403       142,358        639,761
                             -------------  ------------  -------------

Operating (Loss)                 (497,403)       (4,198)      (501,601)

Interest (expense)               (134,354)      (44,269)      (178,623)

Other Income and (expense)        (25,931)           55        (25,876)
                             -------------  ------------  -------------

Income before income taxes       (657,688)      (48,412)      (706,100)

Income taxes                            0         9,682          9,682
                             -------------  ------------  -------------

Net income                   $   (657,688)  $   (38,730)  $   (696,418)
                             =============  ============  =============

Earnings per share           $      -0.01   $   -387.30   $      -0.01
                             =============  ============  =============

Weighted average number of
  shares outstanding          657,528,000           100    657,528,100
                             =============  ============  =============


      See notes to Pro Forma Consolidated Financial Statements (Unaudited)

                   DURO ENZYME PRODUCTS, INC AND SUBSIDIARIES
            PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                        Six Months Ended March 31, 2002

                                 DURO         BRUDEN        TOTAL
                             -------------  ----------  -------------
Sales                        $          0   $ 289,084   $    289,084

Cost of Sales                           0     193,530        193,530
                             -------------  ----------  -------------

Gross Profit                            0      95,554         95,554

General Expenses                  779,867     127,963        907,830
                             -------------  ----------  -------------

Operating (Loss)                 (779,867)    (32,409)      (812,276)

Interest (expense)                (62,360)    (18,343)       (80,703)
                                                        -------------

Other Income and (expense)              0                          0
                             -------------  ----------  -------------

Income before income taxes       (842,227)    (50,752)      (892,979)

Income taxes                            0       9,438
                             -------------  ----------  -------------

Net income                   $   (842,227)  $($41,314)  $   (892,979)
                             =============  ==========  =============

Earnings per share           $      (0.01)  $ (413.14)  $      (0.01)
                             =============  ==========  =============

Weighted average number of    657,528,000         100    657,528,100
                             =============  ==========  =============


      See notes to Pro Forma Consolidated Financial Statements (Unaudited)

January  18,  2002

The Director and Shareholder of
Bruden Steaming and Vac Truck Service Ltd.
RR# 3 Rocky Mountain House, Alberta T4T 2A3

Attention:     Dennis Branconnier

Dear Sir:

Re: Acquisition of all outstanding Shares

We provide this binding letter (the "Letter of Agreement") to confirm our agreement to purchase all the issued and outstanding shares of Bruden Steaming and Vac Truck Service Ltd. (the "Transaction"). We confirm that this letter of Agreement has been prepared to set out the terms and conditions of the Transaction. We also confirm this Letter of Agreement is binding on all parties.

     1. DEFINITIONS. For the purpose of this Letter of Agreement the following terms shall be defined as follows:

     (a)  "DESI"  means  Duro  Enzymes  Solutions  Inc.;

     (b)  "DEPI"  means  Duro  Enzyme  Products  Inc.;

     (c)  "Bruden"  means  Bruden  Steaming  and  Vac  Truck  Services  Inc.;

     (d) "Bruden Shares" means all the issued and outstanding shares of all classes in the capital stock of Bruden;

     (e) "Bruden Shareholders" means all those corporations, persons or bodies corporate beneficially owning all the Bruden Shares;

     (f) "Regulatory Authorities" means the relevant regulatory authorities applicable to DESI, DEPI and, Bruden, respectively and "applicable securities laws" means the securities laws of the Regulatory Authorities, as applicable.

     2. REPRESENTATIONS BY BRUDEN. This Letter of Agreement is based upon the following representations and warranties made by you:

     (a) Bruden is duly incorporated as a private company, validly exists and is in good standing with respect to all filings required under the Laws of Alberta.

     (b)  The  Share  capital  of  Bruden  has  been  disclosed  to  DESI;

Page 2                                                           January 18,2002

     (c) The Bruden Shares are validly issued and outstanding, as fully paid and non-assessable, and are registered in the names of and beneficially owned by the Bruden Shareholders;

     (d) The Bruden Shares are the only issued and outstanding equity securities of Bruden and there are no outstanding options on, or rights to subscribe for, any of the unissued shares in the capital of Bruden, that are not disclosed;

     (e) The Bruden Shares are free and clear of all liens, charges and encumbrances;

     (f) Bruden has provided to DEPI and DESI its unaudited financial statements (the "Financial Statements") through September 30, 2001. The Financial Statements fairly present the financial Position and results of operations of Bruden for the periods indicated therein in accordance with US generally accepted accounting principles consistently applied, except for normal adjustments required by audit and such nonrecurring technical adjustments as may re required by an audit; and

     (g) Bruden and each of the Bruden Shareholders has good and sufficient right and authority to enter into and complete the transactions contemplated by this Letter of Agreement on the terms and conditions set forth herein.

     3. REPRESENTATIONS BY DESI AND DEPI. This Letter of Agreement is based upon the following representations and warranties made by us:

     (a) DESI is duly incorporated as a private company, validly exists and is in good standing with respect to all filings required under the Laws of Canada.

     (b) DEPI is duly incorporated as a Public Company, validly exists and is in good standing with respect to all filings required under the Laws of Nevada and its shares are posted for trading pursuant to the OTC BB facilities of the NASD.

     (c) The DEPI Shares to be delivered pursuant to the provisions of paragraph 4 of this Letter of Agreement will, when issued, pursuant to the terms of this Letter of Agreement, be validly issued and fully paid and non-assessable; and

     (d) DESI and DEPI both have good and sufficient right and authority to enter into and complete the transactions contemplated by this Letter of Agreement on the terms and conditions set forth herein.

     4. PURCHASE AND PURCHASE PRICE. DESI will purchase the Bruden Shares from the Bruden Shareholders, subject to the terms and conditions of this Letter of Agreement and the Bruden Shareholders will sell to DESI, all of the Bruden Shares for US$3,000,000 (the "Purchase Price"). Such
          Purchase Price is to be satisfied by deliver to the Bruden shareholders or their nominee not resident in the United States, the 3,000,000 common shares in the capital stock of DEPI (the "DEPI Shares").

Page 3                                                           January 18,2002

     5. ITEMS DISCLOSED TO DESI AND DEPI. All conditions have all been met by Bruden and the Bruden Shareholders and such conditions include, but are not limited to, the conditions that:

     (a) Representations, warranties and covenants given by Bruden and the Bruden Shareholders shall be true and correct on and at the Closing.

     (b) Bruden provided to DESI and DEPI the financial statements of Bruden to September 30, 2001 and they have been reviewed and accepted by the Board of Directors of DESI and DEPI;

     (c) Bruden provided to DESI and DEPI The Business plan of Bruden and it has been reviewed and accepted by the Board of Directors of DESI and DEPI;

     (d) Bruden provided to DESI and DEPI the Revenue and Income forecast of Bruden for the following 5 years and it has been reviewed and accepted by the Board of Directors of DESI and DEPI; and

     (e) Bruden and the Bruden Shareholders will execute and deliver all such further documents and instruments and do all such acts and things as may reasonably be required to carry out the full intent and meaning of the Letter of Agreement.

     6. ITEMS DISCLOSED TO BRUDEN. All conditions have all been met by DESI and DEPI and such conditions include, but not limited to, the conditions that:

     (a) Representations, warranties and covenants given by DESI and the DEPI shall be true and correct on and at the Closing;

     (b) Bruden and the Bruden Shareholders were provided the Audited Financial Statements to September 30, 2001 and the 10-K report filed publicly for the Year ended September 30, 2001 of DEPI and have been reviewed and accepted by the Board of Directors of Bruden; and

     (c) DESI and DEPI will execute and deliver all such further documents and instruments and do all such acts and things as may reasonably be required to carry out the full intent and meaning of the Letter of Agreement.

     7. CLOSING DATE. The Letter of Agreement is closing on January 17, 2002 with the effective date of the business acquisition date on February 1, 2002 (the "Closing").

     8.   ADDITIONAL  TERMS.  The  parties  covenant  and  agree  that:

     (a) At Closing the encumbent Board of Directors of BRUDEN will appoint the nominees of DESI to the Board and all the encumbent Directors will thereafter resign, as DESI requires;

Page 4                                                           January 18,2002

     (b) Mr Dennis Branconnier will enter into a Consulting Contract effective February 1, 2002 for the term of 5 Years at CDN$7,000.00 per Month, with performance incentives and a stock option program with DEPI shares to be determined by the Board of DEPI. Dennis Branconnier, will advise and consult to DESI as the Board reasonably requires;

     (c) The Bruden Shareholders agree to only liquidate the DEPI Shares as permitted by rule 144 under the Securities Act of 1933, as amended, or as agreed with DEPI pursuant to an effective registration statement; and.

Please sign and return to us the enclosed copy of this Letter of Agreement to indicate your agreement to the terms set forth herein.

Yours  truly,
DURO ENYZME SOLUTIONS INC.                 DURO ENYZME PRODUCTS INC.



/S/ Robert Jackman                         /S/ Robert Jackman
-----------------------------              ------------------------------
Robert Jackman, President                  Robert Jackman, President


Bruden and the Bruden Shareholders hereby accept the terms set forth herein as of the date of this Letter of Agreement.

Dated the 18 day of January, 2002.



For Bruden Steaming and Vac Truck Service Ltd.
and as dully authorized agent for
all  the  Bruden  Shareholders:



Per:



/S/  Dennis  Branconnier
---------------------------------------------
Dennis Branconnier, President and Shareholder

February 1, 2002

The Director and Shareholder of
Bruden Steaming and Vac Truck Service Ltd.
RR# 3 Rocky Mountain House, Alberta T4T 2A3

Attention:     Dennis  Branconnier

Dear Sir:

Re: Extension of Closing to May 29, 2002

We agree that based upon the binding letter (the "Letter of Agreement") signed by all parties on January 18, 2002 that the sale of all the issued and outstanding shares of Bruden Steaming and Vac Truck Service Ltd. (the "Transaction"), was to close on February 1, 2002. We confirm that this letter (the "Letter of Extension") has been agreed to on February 1, 2002 and extends the closing of the Transaction based on the Letter of Agreement until May 29, 2002. This Letter of Extension has been prepared to extend the Transaction closing date until May 29, 2002 and all other terms in the Letter of Agreement remaining binding on all parties.

Please sign and return to us the enclosed copy of this Letter of Agreement to indicate your agreement to the terms set forth herein.

Yours  truly,
DURO ENYZME  SOLUTIONS  INC.            DURO  ENYZME  PRODUCTS  INC.



/S/ Perry Smith                         /S/ Perry Smith
---------------------------             ----------------------------
Perry Smith, Director                   Perry Smith, Director

Bruden and the Bruden Shareholders hereby accept the terms set forth herein as of the date of this Letter of Extension.

Dated the 1st day of February, 2002.

For Bruden Steaming and Vac Truck Service Ltd.
and as dully authorized agent for
all the Bruden Shareholders:

Per:


/S/  Dennis Branconnier
---------------------------------------------
Dennis Branconnier, President and Shareholder

                       CONSENT OF THE INDEPENDENT AUDITOR
                       ----------------------------------


As the independent auditor for Bruden Steaming Vac and Truck Service, LTD, I hereby consent to the incorporation by reference in this Form 8K Statement of my report, relating to the audited financial statements dated May16, 2002 for the period of November 29, 2000 to September 30, 2001 and the reviewed statements from October 1, 2001 to March 31, 2002.




/S/ Hawkins Accounting

June 13, 2002

EXHIBIT  NUMBER     SEC  REFERENCE     DESCRIPTION

3                   2                  Agreement of Purchase


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2002            Duro Enzyme Products, Inc
                                By: /s/ Perry Smith, Chief Executive Office